Financial Expense (Income) Net (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Financial Expense (Income) Net [Abstract]
Revaluation of securities, net	$ (15)	$ (39)
Revaluation of other investments	(3,967)
Revaluation of derivative warrants	12,180	(1,847)
Exchange rate differences	(918)	(70)
Other	(39)	6
Financial expense income net total	$ 7,241	$ (1,950)